Item 77Q1(e)  New Investment Advisory Contracts

Incorporated by reference to exhibit (d)(3)(xviii) to post-effective amendment no. 51 to the Registrant's registration statement filed on Form Type 485BPOS on April 29, 2002 (Accession No. 0001127563-02-000096).